[Escondido, California]
[Stockton, California]
[Altamonte Springs, Florida]
[Englewood, Florida]
[New Port Richey, Florida]
[Lewiston, Idaho]
[Cedar Rapids, Iowa]
[Auburn, Massachusetts]
[Bozeman, Montana]
[Las Vegas, Nevada]
[Puyallup, Washington]

FOURTH AMENDMENT TO AMENDED AND RESTATED MASTER LEASE
THIS FOURTH AMENDMENT TO AMENDED AND RESTATED MASTER LEASE (this “Amendment”) is dated as of July 30 , 2004 (the “Effective Date”), and is among HEALTH CARE PROPERTY INVESTORS, INC., a Maryland corporation (“HCP”), HCPI TRUST, a Maryland real estate trust (“HCP Trust”), EMERITUS REALTY III, LLC, a Delaware limited liability company (“ER-III”), EMERITUS REALTY V, LLC, a Delaware limited liability company (“ER-V”), ESC-LA CASA GRANDE, LLC, a Delaware limited liability company (“La Casa Grande”) and TEXAS HCP HOLDING, L.P., a Delaware limited partnership (“Texas HCP,” and together with HCP, HCP Trust, ER-III, ER-V and La Casa Grande, “Lessor”), on the one hand, and EMERITUS CORPORATION, a Washington corporation (“Emeritus”), ESC III, L.P., a Washington limited partnership d/b/a TEXAS-ESC III, L.P. (“Texas ESC”), EMERITUS PROPERTIES II, INC., a Washington corporation (“Emeritus II”), EMERITUS PROPERTIES III, INC., a Washington corporation (“Emeritus III”), EMERITUS PROPERTIES V, INC., a Washington corporation (“Emeritus V”), EMERITUS PROPERTIES XIV, LLC, a Washington limited liability company (“Emeritus XIV”), ESC-BOZEMAN, LLC, a Washington limited liability company (“ESC Bozeman”) and ESC-NEW PORT RICHEY, LLC, a Washington limited liability company (“ESC New Port Richey”) (collectively, as “Lessee”), on the other hand, with respect to the following:
RECITALS
A.   HCP, HCP Trust and Texas HCP is the “Lessor,” and Emeritus and Texas ESC is the “Lessee” pursuant to that certain Amended and Restated Master Lease dated as of September 18, 2002 (the “Original Master Lease”), as amended by that certain First Amendment to Amended and Restated Master Lease dated August 31, 2003 (the “First Amendment”), that certain Second Amendment to Amended and Restated Master Lease dated January 26, 2004 (the “Second Amendment”) and that certain Third Amendment to Amended and Restated Master Lease dated April 22, 2004 (the “Third Amendment,” and together with the Second Amendment, First Amendment and the Original Master Lease, the “Master Lease”), covering the Leased Property of twenty-five (25) separate Alzheimer’s care, congregate care, assisted-living and/or skilled nursing care Facilities, all as more particularly described in the Master Lease. All capitalized terms used in this Amendment and not defined or modified herein shall have the meanings assigned to such terms in the Master Lease.
B.   HCP, as Buyer, and Emeritus, as Seller, are also parties to that certain Contract of Acquisition of even date herewith (as the same may be amended or modified in accordance with the terms thereof, the “Eleven Property Contract of Acquisition”), pursuant to which HCP is purchasing and acquiring substantially concurrently herewith, but immediately prior to the Effective Date, the following:
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(i)   the real property and improvements thereon located in Escondido, California and more particularly described on Exhibit A-27 attached hereto, together with certain Personal Property relating thereto (the “Escondido Facility”);
(ii)   the real property and improvements thereon located in Stockton, California and more particularly described on Exhibit A-28 attached hereto, together with certain Personal Property relating thereto (the “Stockton Facility”);
(iii)   the Membership Interests (as defined in the Eleven Property Contract of Acquisition) in ER-V, the fee owner of the real property and improvements thereon located in Altamonte Springs, Florida and more particularly described on Exhibit A-29 attached hereto, together with certain Personal Property relating thereto (the “Altamonte Springs Facility”);
(iv)   the Membership Interests in ER-V, the fee owner of the real property and improvements thereon located in Englewood, Florida and more particularly described on Exhibit A-30 attached hereto, together with certain Personal Property relating thereto (the “Englewood Facility”);
(v)   the Membership Interests in La Casa Grande, the fee owner of the real property and improvements thereon located in New Port Richey, Florida and more particularly described on Exhibit A-31 attached hereto, together with certain Personal Property relating thereto (the “New Port Richey Facility”);
(vi)   the real property and improvements thereon located in Lewiston, Idaho and more particularly described on Exhibit A-32 attached hereto, together with certain Personal Property relating thereto (the “Lewiston Facility”);
(vii)   the real property and improvements thereon located in Cedar Rapids, Iowa and more particularly described on Exhibit A-33 attached hereto, together with certain Personal Property relating thereto (the “Cedar Rapids Facility”);
(viii)   the real property and improvements thereon located in Auburn, Massachusetts and more particularly described on Exhibit A-34 attached hereto, together with certain Personal Property relating thereto (the “Auburn (MA) Facility”);
(ix)   the real property and improvements thereon located in Bozeman, Montana and more particularly described on Exhibit A-35 attached hereto, together with certain Personal Property relating thereto (the “Bozeman Facility”);
(x)   the Membership Interests in ER-III, the fee owner of the real property and improvements thereon located in Las Vegas, Nevada and more particularly described on Exhibit A-36 attached hereto, together with certain Personal Property relating thereto (the “Las Vegas Facility”); and
(xi)   the real property and improvements thereon located in Puyallup, Washington and more particularly described on Exhibit A-37 attached hereto, together with certain Personal Property relating thereto (the “Puyallup Facility”).
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The Escondido Facility, the Stockton Facility, the Altamonte Springs Facility, the Englewood Facility, the New Port Richey Facility, the Lewiston Facility, the Cedar Rapids Facility, the Auburn (MA) Facility, the Bozeman Facility, the Las Vegas Facility and the Puyallup Facility are collectively referred to herein as the “Group 7 Facilities.”
C.   Effective immediately upon the Effective Date, which date is concurrent with the Closing Date (as defined in the Eleven Property Contract of Acquisition), Lessor desires to add to the Leased Property and lease to Lessee, and Lessee desires to lease from Lessor, the Group 7 Facilities, upon the terms and conditions set forth in this Amendment.
D.   Lessor and Lessee also desire to extend the Fixed Term of the Lease with respect to certain of the existing Facilities and amend the Lease in certain other particulars, including with respect to the terms of Lessee’s maintenance obligations relating to certain of the Facilities.
E.   Lessor and Lessee desire to enter into this Amendment to effectuate the matters set forth in Recitals C and D above, all as more particularly described herein.
AMENDMENT
NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:
  Leasing. Effective as of the Effective Date, Lessor hereby leases to Lessee and Lessee hereby leases from Lessor, the Leased Property of the Group 7 Facilities upon all of the terms and conditions set forth in the Master Lease, as amended by this Amendment. All references herein and in the Master Lease to a “Facility” or “Facilities” shall mean each Facility (as defined in the Master Lease) together with the Group 7 Facilities.
  Modifications to Terms of the Master Lease. Effective as of the Effective Date, the Master Lease shall be amended and supplemented in the following particulars:
    New Definitions. Except as otherwise expressly provided or unless the context otherwise requires, for all purposes of the Master Lease, as hereby amended, the terms defined in this Section 2(a) shall have the meanings assigned to them as provided below and shall be added to Article II of the Original Master Lease to read, in their entireties, as follows:
  Annual Minimum Capital Expenditure Amount: With respect to each Group 7 Facility, from the Effective Date of this Amendment through the expiration of the first (1st) Lease Year with respect to such Group 7 Facilities, the following amounts:
  (i)   With respect to the Escondido Facility, Twenty-Five Thousand Two Hundred Dollars ($25,200.00).
  (ii)   With respect to the Stockton Facility, Twenty-Four Thousand Three Hundred Dollars ($24,300.00).
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  (iii)   With respect to the Altamonte Springs Facility, Thirty-Five Thousand One Hundred Dollars ($35,100.00).
  (iv)   With respect to the Englewood Facility, Forty-Six Thousand Five Hundred Dollars ($46,500.00).
  (v)   With respect to the New Port Richey Facility, Fifty-Seven Thousand Nine Hundred Dollars ($57,900.00).
  (vi)   With respect to the Lewiston Facility, Twenty-Two Thousand Two Hundred Dollars ($22,200.00).
  (vii)   With respect to the Cedar Rapids Facility, Twenty Thousand Seven Hundred Dollars ($20,700.00)
  (viii)   With respect to the Auburn (MA) Facility, Thirty-Two Thousand Four Hundred Dollars ($32,400.00).
  (ix)   With respect to the Bozeman Facility, Twenty-One Thousand Three Hundred Dollars ($21,300.00).
  (x)   With respect to the Las Vegas Facility, Thirty Thousand Nine Hundred Dollars ($30,900.00).
  (xi)   With respect to the Puyallup Facility, Thirty Thousand Three Hundred Dollars ($30,300.00).
  The Annual Minimum Capital Expenditure Amount for each Group 7 Facility shall be increased on the expiration of the first (1st) Lease Year for each such Group 7 Facility, and on the expiration of each Lease Year thereafter during the Term by the Capital Expenditure CPI Increase. Notwithstanding the foregoing, Lessor and Lessee acknowledge that the initial Annual Minimum Capital Expenditure Amount for each Group 7 Facility represents an amount equal to (A) the number of licensed units located at such Group 7 Facility times (B) Three Hundred Dollars ($300.00). In the event that the number of licensed units for any Group 7 Facility is increased or decreased in accordance with the terms of the Master Lease, as hereby amended, the Allocated Minimum Capital Expenditure Amount for such Group 7 Facility shall be increased, or decreased, as applicable, by an amount equal to (1) the number of such licensed units increased or decreased at such Group 7 Facility times (2) Three Hundred Dollars ($300.00), as increased by the Capital Expenditure CPI Increase pursuant to the terms of the initial sentence of this paragraph.
  Capital Expenditure CPI Increase: The percentage increase (but not decrease) in (i) the Cost of Living Index published for the month that is three (3) months prior to the scheduled adjustment in the Annual Minimum Capital Expenditure Amount, over (ii) the Cost of Living Index published for the month twelve (12) months prior to such date; provided, however, that the Capital Expenditure CPI Increase as of any applicable adjustment date shall in no event be less than three percent (3%).
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  Capital Expenditure Reserve: As defined in Section 2(f) of this Amendment.
  Earn-Out Amount: As defined in the Eleven Property Contract of Acquisition.
  Earn-Out Payment Date: The date of payment by HCP to Emeritus of the Earn-Out Amount for the Earn-Out Properties in accordance with the terms of the Eleven Property Contract of Acquisition.
  Earn-Out Properties: Those Group 7 Facilities identified as Earn-Out Properties on Exhibit C to the Master Lease, as hereby amended.
  Earn-Out Rate: The “Earn-Out Rate” shall be greater of (a) the ten-year U.S. Treasury Note rate published in the Wall Street Journal for the Earn-Out Payment Date and quoting the rate as of the immediately prior Business Day, plus 450 basis points or (b) nine and one-quarter percent (9.25%).
  Eleven Property Contract of Acquisition: As defined in the Recitals of this Amendment.
  GE Facility Mortgages: The Facility Mortgages relating to the GE Loan.
  GE Facility Mortgage Operator Obligations: As defined in Section 2(e) of this Amendment.
  GE Loan: As defined in the Eleven Property Contract of Acquisition.
  GE Loan Documents: As defined in the Eleven Property Contract of Acquisition.
  GE Reserve Account: As defined in Section 2(e) of this Amendment.
  Group 7 Facilities: Each of those Facilities identified as a Group 7 Facility in Recital C to this Amendment and on Exhibit C attached to the Master Lease, as hereby amended.
  Inspection Report(s): As defined in Section 2(f) of this Amendment.
  Inspection Report Work: As defined in Section 2(f) of this Amendment.
  Inspection Work Reserve: As defined in Section 2(f) of this Amendment.
  Minimum Expenditure Overage: With respect to each Group 7 Facility, an amount equal to (i) the actual out-of-pocket costs incurred and paid by Lessee in funding Qualified Capital Expenditures for each Group 7 Facility in the immediately preceding two (2) Lease Years and for which Lessor has received paid invoices, receipts or other commercially reasonable evidence or supporting information as is customary to
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  evidence such expenditures, verifying the cost and payment of funding such Qualified Capital Expenditures, and an Officer’s Certificate certifying that the applicable item(s) of Qualified Capital Expenditures have been completed, in excess of (ii) the Annual Minimum Capital Expenditure Amount for such Group 7 Facility for such prior two (2) Lease Year period (excluding any such amounts that are financed by Lessee and secured by a lien on the Personal Property relating thereto).
  Qualified Capital Expenditures: Expenditures by Lessee for maintenance, repair and replacement of the Leased Property of a Group 7 Facility which under GAAP are properly capitalized on the books of Lessee, and not expensed; provided, however, that in no event shall Capital Addition Costs be “Qualified Capital Expenditures.”
  Repair Facilities: As defined in Section 2(f) of this Amendment.
  Washington Facilities: Collectively, the Puyallup Facility and those certain Facilities located in Everett, Washington, Renton, Washington and Walla Walla, Washington.
  (b)Amended and Restated Definitions. The following definitions appearing in Article II of the Original Master Lease (and as the same may have been amended and/or restated by the First Amendment, Second Amendment and Third Amendment) shall be amended and restated, in their entireties, as indicated:
  CPI Rent: The phrase “CPI Rent” shall have the following meanings:
  (I)   With respect to each Group 4 Facility, an amount equal to the sum of (i) the greater of (A) the lesser of (a) the product of (x) the sum of the prior Lease Year’s Allocated Minimum Rent and Allocated Additional Rent for each such Facility multiplied by (y) the current CPI Increase (Group 4 Modified), multiplied by (z) two (2), and (b) the CPI Percentage Cap multiplied by the sum of the prior Lease Year’s Allocated Minimum Rent and Allocated Additional Rent for each such Facility, and (B) (1) the CPI Percentage Floor multiplied by (2) the sum of the prior Lease Year’s Allocated Minimum Rent and Allocated Additional Rent for each such Facility, and (ii) the prior Lease Year’s CPI Rent for each such Facility. If the prior Lease Year is less than twelve (12) calendar months, the Allocated Minimum Rent, Allocated Additional Rent and the applicable CPI Rent for such Lease Year for such Facility shall be annualized for purposes of the foregoing calculations;
  (II)   With respect to each Group 6 Facility, an amount equal to the sum of (i) the product of (A) the sum of the prior Lease Year’s Allocated Minimum Rent and Allocated Additional Rent for such Facility, times (B) 110% of the applicable CPI Increase, plus (ii) the prior Lease Years Allocated Additional Rent for such Facility. If the prior Lease Year is less than twelve (12) calendar months, the Allocated Minimum Rent, Allocated Additional Rent and CPI Rent for such Lease Year for such Facility shall be annualized for purposes of the foregoing calculations;
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  (III)   With respect to each Group 7 Facility, an amount equal to the sum of (i) the greater of (A) the lesser of (a) the product of (x) the sum of the prior Lease Year’s Allocated Minimum Rent and Allocated Additional Rent for each such Facility multiplied by (y) the current CPI Increase (Group 4 Modified), multiplied by (z) three (3), and (b) the CPI Percentage Cap multiplied by the sum of the prior Lease Year’s Allocated Minimum Rent and Allocated Additional Rent for each such Facility, and (B) (1) the CPI Percentage Floor multiplied by (2) the sum of the prior Lease Year’s Allocated Minimum Rent and Allocated Additional Rent for each such Facility, and (ii) the prior Lease Year’s CPI Rent for each such Facility. If the prior Lease Year is less than twelve (12) calendar months, the Allocated Minimum Rent, Allocated Additional Rent and the applicable CPI Rent for such Lease Year for such Facility shall be annualized for purposes of the foregoing calculations. The CPI Increase (Group 4 Modified) shall be applied to calculate CPI Rent for the Group 7 Facilities, despite the fact that such term only makes reference to “Group 4”; and
  (IV)   With respect to each other Facility, an amount equal to the sum of (i) the greater of (A) the lesser of (a) the product of (y) the sum of the prior Lease Year’s Allocated Minimum Rent and Allocated Additional Rent for such Facility multiplied by (z) the current CPI Increase, and (b) the CPI Percentage Cap multiplied by the sum of the prior Lease Year’s Allocated Minimum Rent and Allocated Additional Rent for such Facility, and (B) (1) the CPI Percentage Floor multiplied by (2) the sum of the prior Lease Year’s Allocated Minimum Rent and Allocated Additional Rent for such Facility, and (ii) the prior Lease Year’s CPI Rent. If the prior Lease Year is less than twelve (12) calendar months, the Allocated Minimum Rent, Allocated Additional Rent and CPI Rent for such Lease Year for such Facility shall be annualized for purposes of the foregoing calculations.
  Notwithstanding anything in the foregoing to the contrary, with respect to each Facility, CPI Rent for the first Lease Year shall be equal to the amount as set forth on Exhibit C attached hereto.
  Impositions (clause (d) only): “(d) any principal or interest on any indebtedness on the Leased Property owed to a Facility Mortgagee for which Lessor is the obligor; provided, however, that any recording taxes, indebtedness taxes or other taxes imposed with respect to or in connection with any of the GE Facility Mortgages shall be included in this definition of “Impositions”) or”
  Lease Year: The first Lease Year for each Facility shall be the period commencing on the Restatement Date and ending on the day immediately prior to the next occurring Lease Year Reference Date, and each subsequent Lease Year for each Facility shall be each period of twelve (12) full calendar months after the last day of the prior Lease Year; provided, however, that the last Lease Year for a Facility during the Term may be a period of less than twelve (12) full calendar months and shall end on the last day of the Term for such Facility; and provided further, that the first Lease Year with respect to the Group 7 Facilities shall be the period commencing on the Effective Date of
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  this Amendment and ending on the day immediately prior to the next occurring Lease Year Reference Date.
  Lessee: Collectively, and jointly and severally, Emeritus Corporation, a Washington corporation, ESC III, L.P., a Washington limited partnership d/b/a Texas-ESC III, L.P., Emeritus Properties II, INC., a Washington corporation, Emeritus Properties III, INC., a Washington corporation, Emeritus Properties V, INC., a Washington corporation, Emeritus Properties XIV, LLC, a Washington limited liability company, ESC-Bozeman, LLC, a Washington limited liability company and ESC-New Port Richey, LLC, a Washington limited liability company.
  Lessor: Collectively, Health Care Property Investors, Inc., a Maryland corporation, HCPI Trust, a Maryland real estate trust, Emeritus Realty III, LLC, a Delaware limited liability company, Emeritus Realty V, LLC, a Delaware limited liability company, ESC-La Casa Grande, LLC, a Delaware limited liability company and Texas HCP Holding, L.P., a Delaware limited partnership, as their interests may appear.
  Officer’s Certificate: A certificate of Lessee signed by an officer or manager, as applicable, of Lessee, authorized to so sign by its board of directors, by-laws, or equivalent governing documents, resolutions, managers or members, as applicable.
  (c)Minimum Rent. The following is hereby added as a new clause (c) to Section 3.1.1 of the Original Master Lease:
  “(c)   The monthly Allocated Minimum Rent with respect to each Earn-Out Property shall be increased from time to time on the Earn-Out Payment Date by an amount equal to one-twelfth (1/12) of the product of (i) the portion of the Earn-Out Amount that is allocable to such Earn-Out Property (as determined by Lessor in its reasonable discretion) and paid by Lessor on such Earn-Out Date, times (ii) the then applicable Earn-Out Rate. Monthly Allocated Minimum Rent payable for the Earn-Out Properties for the month during which the Earn-Out Payment Date occurs shall be prorated based upon the number of days for which the different rental amounts apply.
  (d)Additional Rent. The following is hereby added as a new clause (v) to Section 3.1.2(b) of the Original Master Lease:
  “(v)   With respect to each of the Group 7 Facilities, Lessee shall, commencing on the expiration of the first Lease Year for such Facilities, and continuing through the expiration of the Term (including the Extended Terms, if any), pay to Lessor the CPI Rent on the first (1st) day of each month in advance in equal monthly installments.”
  (e)GE Facility Mortgages. The following is hereby added as a new Section 4.6 of the Master Lease:
  “4.6   GE Facility Mortgages.
     4.6.1   Lessee has reviewed and is familiar with all of the GE Loan Documents and acknowledges that the GE Loan Documents impose certain obligations on the “Borrower” thereunder to cause the operator and/or lessee of the Group 7
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  Facilities to comply with all representations, covenants and warranties contained therein relating to such Group 7 Facilities and the operator and/or lessee of such Group 7 Facilities, including, without limitation, certain representations, covenants and warranties relating to (a) the maintenance and repair of the Group 7 Facilities, (b) delivery of financial information and related information regarding the operator and/or lessee of such Group 7 Facilities and the Group 7 Facilities themselves, and (c) compliance with all the terms and conditions of that certain GE Loan Document entitled “Senior Housing Rider” (collectively, the “GE Facility Mortgage Operator Obligations”). Lessee covenants and agrees, at its sole cost and expense and for the express benefit of Lessor, to timely perform all of the GE Facility Mortgage Operator Obligations in accordance with the terms of the GE Loan Documents.
     4.6.2   Without limiting Lessee’s obligations pursuant to Section 4.6.1 above, during the Term of this Lease, Lessee shall be solely responsible and hereby covenants to fund and maintain any and all impound, escrow or other reserve or similar accounts required under any GE Facility Mortgage as security for or otherwise relating to any operating expenses of the Group 7 Facilities, including any capital repair or replacement reserves and/or impounds or escrow accounts for Impositions or insurance premiums (each a “GE Reserve Account”). During the Term of this Lease and provided that no Event of Default shall have occurred and be continuing hereunder, Lessee shall, subject to the terms and conditions of such GE Reserve Account and the requirements of the Facility Mortgagee(s) under such GE Facility Mortgages, have access to and the right to apply or use (including for reimbursement) to the same extent of Lessor all monies held in each such GE Reserve Account for the purposes and subject to the limitations for which such GE Reserve Account is maintained, and Lessor agrees to reasonably cooperate with Lessee in connection therewith. The right of Lessee to use and apply such GE Reserve Account monies in accordance with the foregoing shall also apply to any monies currently held or maintained in a GE Reserve Account as of the date hereof, regardless whether originally funded by Lessor or Lessee. Any amounts deposited during any Lease Year in a GE Reserve Account by Lessee for a Group 7 Facility and which amounts are being deposited for the same or substantially the same purposes as Lessee’s obligations pursuant to Section 2(f)(iii) of that certain Fourth Amendment to Amended and Restated Master Lease dated July 28, 2004 by and between Lessor and Lessee shall be credited towards the amounts otherwise required to be deposited by Lessee into the Capital Expenditure Reserve for such Group 7 Facility.”
    Deferred Maintenance.
      Latrobe Facility. Lessee shall, at its own cost and expense, install fire safety sprinklers within the Facility located in Latrobe, Pennsylvania. Such work shall be completed by Lessee in a good and workmanlike manner and otherwise in the manner required pursuant to Article IX of the Original Master Lease on or before October 31, 2004. Upon completion of the aforementioned fire safety sprinkler installation, Lessee shall provide to Lessor copies of all paid invoices, receipts or other commercially reasonable evidence or supporting information as is customary to evidence the expenditures relating to the completion of such work, along with an Officer’s Certificate certifying that such work has been completed, and to the extent applicable, affidavits, lien waivers or other evidence reasonably satisfactory to Lessor showing that all materialmen, laborers, subcontractors and any other parties who might or could claim statutory or common law liens and are furnishing or have furnished material or labor to the Leased Property of the Facility located in Latrobe, Pennsylvania have been (or upon receipt of a sum certain will be) paid all amounts due for labor and materials furnished to the Leased Property of such Facility subject to Lessee’s right to contest such amounts pursuant to the terms of Article XII of the Original Master Lease.
      Repair Facilities.
        Lessor and Lessee have engaged, at Lessee’s expense, the engineering firm of Epic Consulting, Inc. to inspect the Leased Property of the Facilities located in Easley, South Carolina (Countryside), Spartanburg, South Carolina, El Paso, Texas (Palisades), Dover, Delaware, Everett, Washington and Phoenix, Arizona (collectively, the “Repair Facilities”) and prepare a report(s) based upon such inspections recommending certain repairs and maintenance to the Repair Facilities to make such Repair Facilities reasonably competitive in the applicable market in which they operate (the “Inspection Report(s)”). As of the Effective Date, the Inspection Report(s) have not been completed. Notwithstanding anything to the contrary contained in the Master Lease, as hereby amended, Lessee shall be solely responsible and hereby covenants to timely complete all repair and maintenance work to the Repair Facilities set forth in the Inspection Report(s) (the “Inspection Report Work”) in good and workmanlike manner, and otherwise in the manner required pursuant to Article IX of the Original Master Lease, on or before the date that is one hundred eighty (180) days following the completion of such Inspection Report(s) by Epic Consulting, Inc. Lessee shall deposit with Lessor into a reserve account maintained by Lessor (the “Inspection Work Reserve”) an amount equal to fifty percent (50%) of the estimated cost of the Inspection Report Work, as reasonably determined by Lessor based upon the Inspection Report(s) and the relevant market for such work (the “Inspection Work Reserve Amount”). As of the Effective Date, Lessor and Lessee estimate that the Inspection Work Reserve Amount will equal Three Hundred Fifty Thousand Dollars ($350,000.00) (the “Estimated Inspection Work Reserve Amount”), and Lessee shall, on the Effective Date, deposit the Estimated Inspection Work Reserve Amount with Lessor. If it is determined upon completion of the Inspection Report(s) that (i) the Inspection Work Reserve Amount is greater than the Estimated Inspection Work Reserve Amount (plus interest thereon as provided below), Lessee shall promptly deposit with Lessor an additional amount equal to the difference between the actual Inspection Work Reserve Amount and the Estimated Inspection Work Reserve Amount (plus interest thereon as provided below) or (ii) the actual Inspection Work Reserve Amount is less than the Estimated Inspection Work Reserve Amount, Lessor shall promptly refund to Lessee an amount equal to the difference between the Estimated Inspection Work Reserve Amount (plus interest thereon as provided below), and the actual Inspection Work Reserve Amount.
        Lessor shall either keep all amounts held in the Inspection Work Reserve in a separate interest-bearing account as may be selected by Lessor from time to time, or may commingle the Inspection Work Reserve with its general funds so long as Lessor credits and adds to the Inspection Work Reserve each month an amount equal to the interest that would have been earned on the amounts held in the Inspection Work Reserve had Lessor invested the same in an interest-bearing account, as reasonably determined by Lessor. In either case, all earned interest or deemed interest on all amounts held in the Inspection Work Reserve shall be added to and become part of the Inspection Work Reserve and held and applied by Lessor in accordance with the provisions of this subsection (ii). All interest or deemed interest earned on the amounts held in the Inspection Work Reserve shall be for the account of Lessee and Lessee shall promptly deliver to Lessor upon request any Internal Revenue Service Form W-9 or such other certification as Lessor may reasonably request in connection with the investment of all amounts held in the Inspection Work Reserve. All amounts held in the Inspection Work Reserve are solely for the protection of Lessor and the Leased Property of each Repair Facility and entail no responsibility on Lessor’s part beyond the satisfaction of Lessor’s obligations set forth in this subsection (ii). Upon assignment of Lessor’s interest in and to any Repair Facility, any amounts held in the Inspection Work Reserves relating to such Repair Facility shall be turned over to the assignee, such assignee shall be obligated to comply with the terms of this subsection (ii) and any responsibility of Lessor, as assignor, with respect thereto shall terminate.
        Upon completion of the Inspection Report Work, Lessee shall provide to Lessor an Officer’s Certificate certifying that all such work has been completed. Promptly following Lessor’s receipt of the Officer’s Certificate described in the immediately preceding sentence, Lessor shall release and pay over to Lessee the Inspection Work Reserve.
        Lessor acknowledges and agrees that the amounts expended by Lessee in connection with the performance of its obligations set forth in subsections (i) and (ii) above with respect to the Facilities referenced therein shall be credited towards Lessee’s Capital Repair Requirements for such Facilities pursuant to Section 9.1.5 of the Original Master Lease for the current Lease Year (as of the Effective Date) with respect to such Facilities.
        Notwithstanding anything to the contrary in this Amendment, Lessee shall be solely responsible for all costs and fees payable by Epic Consulting, Inc. in connection with preparing the Inspection Report(s).
      Qualified Capital Expenditures.
        In addition to Lessee’s obligations pursuant to Article IX of the Master Lease and subsections (i) and (ii) above, commencing on the Effective Date and continuing through the expiration of the Term (including any Extended Terms) with respect to the Group 7 Facilities, Lessee covenants and agrees to expend each Lease Year for each Group 7 Facility the applicable Annual Minimum Capital Expenditure Amount for such Group 7 Facility for Qualified Capital Expenditures to each such Facility; provided, however, that the costs and expenses incurred by Lessee pursuant to clauses (i) and (ii) above shall not be deemed Qualified Capital Expenditures, it being understood that Lessee’s payment and performance of such obligations under clauses (i) and (ii) shall be in addition to Lessee’s obligations under this clause (iii). In connection therewith, commencing on the Effective Date, Lessee shall deliver to Lessor, with each payment of Allocated Minimum Rent for each Group 7 Facility, a deposit to be added to a reserve (the “Capital Expenditure Reserve”) equal to the sum of one-twelfth (1/12th) of the applicable Annual Minimum Capital Expenditure Amount for such Group 7 Facility (each, a “Monthly Reserve Deposit”); provided, however, if for any Lease Year there exists a Minimum Expenditure Overage, Lessee shall not be required to make any Monthly Reserve Deposits until such time as the total of all such Monthly Reserve Deposits for such Lease Year which would have been made but for such Minimum Expenditure Overage equal such Minimum Expenditure Overage amount. Lessor shall not be required to keep the Capital Expenditure Reserve separate from its general funds and Lessee shall not be entitled to interest on such Capital Expenditure Reserve. Lessee acknowledges that Lessor may invest and reinvest the Capital Expenditure Reserve for Lessor’s own account. The Capital Expenditure Reserve is solely for the protection of Lessor and the Leased Property of the Group 7 Facilities and entails no responsibility on Lessor’s part beyond the payment of the respective items for which they are held following receipt of bills, invoices or statements therefor in accordance with the terms of this subsection (iii) and beyond the allowing of due credit for the sums actually received. Upon assignment of Lessor’s interest in and to any of the Group 7 Facilities, the Capital Expenditure Reserve relating to such Group 7 Facility shall be turned over to the assignee, such assignee shall be obligated to comply with the terms of this subsection (iii) and any responsibility of Lessor, as assignor, with respect thereto shall terminate.
        So long as no Event of Default or an event or circumstance has occurred which with notice or passage of time, or both, would constitute an Event of Default under the Master Lease, as hereby amended, and is continuing, Lessor shall, to the extent of the amounts held in the Capital Expenditure Reserve for a Group 7 Facility, disburse to Lessee the amount of out-of-pocket costs paid by Lessee in performing any Qualified Capital Expenditure for the applicable Group 7 Facility within fifteen (15) days following: (i) the receipt by Lessor of a written request from Lessee for disbursement and an Officer’s Certificate certifying that the applicable Qualified Capital Expenditures have been completed; (ii) the delivery to Lessor of paid invoices, receipts or other commercially reasonable evidence or supporting information as is customary to verify the cost and payment of performing such Qualified Capital Expenditures; and (iii) to the extent applicable, the delivery to Lessor of affidavits, lien waivers or other evidence reasonably satisfactory to Lessor showing that all materialmen, laborers, subcontractors and any other parties who might or could claim statutory or common law liens and are furnishing or have furnished material or labor to the Leased Property of such Group 7 Facility have been (or upon receipt of a sum certain will be) paid all amounts due for labor and materials furnished to the Leased Property of such Group 7 Facility, subject to Lessee’s right to contest such amounts pursuant to the terms of Article XII of the Original Lease. Lessor shall not be required to make advances from any Capital Expenditure Reserve more frequently than twice in any thirty (30) day period.

        If any amounts remain in any Capital Expenditure Reserve upon the expiration or earlier termination of the Master Lease, as hereby amended with respect to any Group 7 Facility, then the same shall similarly be paid over to and retained by Lessor as an Additional Charge and Rent under the Master Lease, as hereby amended, and shall be in addition to Minimum Rent and all other Additional Charges payable thereunder.
      Renewal Term. Section 19.1 of the Master Lease is hereby amended and restated in its entirety to read as follows:
    “19.1Renewal Terms
    . With respect to each Facility, provided that no Event of Default, or event which, with notice or lapse of time or both, would constitute an Event of Default, has occurred and is continuing, either at the date of exercise or upon the commencement of an Extended Term (as hereunder defined), then Lessee shall have the right to renew this Lease with respect to all (but not less than all) of the Facilities in a Renewal Group for the Extended Term set forth on Exhibit C upon giving written notice to Lessor of such renewal not less than twelve (12) months and not more than fifteen (15) months prior to the expiration of the then current Fixed Term or Extended Term, as applicable; provided, however, that with respect to the Renewal Group B Facilities, Lessee’s notice of such renewal for all such Renewal Group B Facilities shall be given not less than twelve (12) months and not more than fifteen (15) months prior to the expiration of the then current Fixed Term or Extended Term, as applicable, for the Facilities located in Phoenix, Arizona and Voorhees, New Jersey. With respect to each Facility, during each Extended Term, all of the terms and conditions of this Lease shall continue in full force and effect except that the annual Minimum Rent and Additional Rent for and during such Extended Term (a) for all the Facilities other than the Group 7 Facilities shall be equal to the Extended Term Rent, subject to increases after the first (1st) Lease Year of such Extended Term as provided in Sections 3.1.2(b)(ii), 3.1.2(b)(iii) and 3.1.2(b)(iv) and (b) for the Group 7 Facilities shall be determined pursuant to the terms of Section 2(d) of that certain Fourth Amendment to Amended and Restated Master Lease dated July 28, 2004 by and between Lessor and Lessee. Notwithstanding anything to the contrary in this Article XIX, Lessor, in its sole discretion, may waive the condition to Lessee’s right to renew this Lease that no Event of Default, or event which, with notice or lapse of time or both, would constitute an Event of Default, have occurred or be continuing, and the same may not be used by Lessee as a means to negate the effectiveness of Lessee’s exercise of its renewal right for such Extended Term.”
    (h)Letters of Credit. The first sentence of Section 21.1 of the Original Master Lease shall be amended to read in its entirety as follows:
    “With respect to each Facility except the Group 3 Facilities and the Group 7 Facilities, during the entire Term and for sixty (60) days after the expiration or earlier termination of this Lease, subject to Section 21.5 below, Lessee shall have obtained letters of credit from a financial institution satisfactory to Lessor naming Lessor as beneficiary to secure Lessee’s obligations hereunder and Lessee’s and any Affiliate of Lessee’s obligations under any other lease or other agreement or instrument with or in favor of Lessor or any Affiliate of Lessor, at the times, in the amounts and for the purposes set forth below.”
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9

      Statements. Notwithstanding anything to the contrary contained in Section 25.1.2 of the Original Master Lease, the statements delivered to Lessor by Lessee pursuant to Section 25.1.2(a) of the Original Master Lease shall be prepared in accordance with GAAP applied on a basis consistently maintained throughout the period involved, except that for purposes of such statements only Lessee shall not be required to amortize any so-called “move-in” fees paid by residents and/or patients of the Facilities at the commencement of such residents’ or patients’ occupancy of such Facilities. The foregoing shall not be deemed or construed to modify or amend any other provision of the Master Lease, as hereby amended, requiring Lessee to maintain its books and records in accordance with GAAP or any calculation of Lessee’s Cash Flow Coverage, which in all other instances shall be maintained and/or calculated, as the case may be, in accordance with GAAP.
      Exhibits.
        Exhibit A. Exhibits A-27, A-28 , A-29, A-30, A-31, A-32, A-33, A-34, A-35, A-36, and A-37 attached hereto are hereby appended to and shall become part of Exhibit A to the Master Lease.
        Other Exhibits. Exhibits C, E, H and I to the Master Lease are hereby amended and replaced in their entirety with Exhibits C, E, H and I attached hereto, respectively.
      Exercise of Lessor’s Rights and Remedies
    . Notwithstanding anything to the contrary contained in the Master Lease, as hereby amended, Lessor’s rights and remedies pursuant to the terms of the Master Lease, as hereby amended, with respect to any of the Washington Facilities shall be limited such that Lessor’s rights and exercise of its remedies and Lessee’s obligations and required actions in furtherance of the same shall not result in a violation of (i) any applicable health care licenses and/or permits relating to the use of such Washington Facility for its Primary Intended Use or (ii) any administrative rule or regulation of the State of Washington Department of Social and Health Services, or its successor organization relating to the use of such Washington Facility for its Primary Intended Use.
      Representations and Warranties of Lessee. As of the Effective Date hereof, each Lessee represents and warrants to the Lessor as follows:
        Lessee is duly organized and validly existing under the laws of its state of organization/formation, is qualified to do business and in good standing in the State and has full power, authority and legal right to execute and deliver this Amendment and to perform and observe the provisions of this Amendment to be observed and/or performed by Lessee.
        This Amendment has been duly authorized, executed and delivered by Lessee, and constitutes and will constitute the valid and binding obligations of Lessee enforceable against Lessee in accordance with its terms, except as such enforceability may be limited by creditors rights, laws and general principles of equity.
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10

        Lessee is solvent, has timely and accurately filed all tax returns required to be filed by Lessee, and is not in default in the payment of any taxes levied or assessed against Lessee or any of its assets, or subject to any judgment, order, decree, rule or regulation of any governmental authority which would, in each case or in the aggregate, adversely affect Lessee’s condition, financial or otherwise, or Lessee’s prospects or the Leased Property.
        No consent, approval or other authorization of, or registration, declaration or filing with, any governmental authority is required for the due execution and delivery of this Amendment, or for the performance by or the validity or enforceability of this Amendment against Lessee.
        The execution and delivery of this Amendment and compliance with the provisions hereof will not result in (i) a breach or violation of (A) any Legal Requirement applicable to Lessee or any Facility now in effect; (B) the organizational or charter documents of such party; (C) any judgment, order or decree of any governmental authority binding upon Lessee; or (D) any agreement or instrument to which Lessee is a counterparty or by which it is bound; or (ii) the acceleration of any obligation of Lessee.
      Joint and Several Liability. From and after the Effective Date, Emeritus II, Emeritus III, Emeritus V, Emeritus XIV, ESC Bozeman and ESC New Port Richey shall (i) be jointly and severally liable for all of Lessee’s obligations under the Master Lease, as hereby amended and (ii) assume jointly and severally, all obligations of Lessee arising under the Master Lease prior to the Effective Date.
      Financing Statement Amendments. Lessee hereby authorizes Lessor to file such financing statement amendments and other documents as may be necessary or desirable to perfect or continue the perfection of Lessor’s security interest in the Collateral (including the Collateral relating to the Group 7 Facilities).
      Reaffirmation of Lease. Lessor and Lessee hereby acknowledge, agree and reaffirm that the Master Lease, as hereby amended, is and the parties intend the same for all purposes to be treated as a single, integrated and indivisible agreement.
      Full Force and Effect; Counterparts; Facsimile Signatures. Except as hereby amended, the Master Lease shall remain in full force and effect. This Amendment may be executed in any number of counterparts, all of which shall constitute one and the same instrument. Telecopied signatures may be used in place of original signatures on this Amendment, and Lessor and Lessee both intend to be bound by the signatures of the telecopied document.
    [Signatures on Next Page]

    IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and attested by their respective officers, members or partners thereunto duly authorized.

    “Lessor”
    HEALTH CARE PROPERTY INVESTORS, INC.,
    a Maryland corporation
    By: /s/ Edward J. Henning
    Its: Senior Vice President
      HCPI TRUST,
        a Maryland real estate trust
        By: /s/ Edward J. Henning
        Its: Senior Vice President
        TEXAS HCP HOLDING, L.P.,
        a Delaware limited partnership
        By: Texas HCP G.P., Inc.,
       a Delaware corporation,
       its general partner

        By: /s/ Edward J. Henning
        Its: Senior Vice President
        EMERITUS REALTY III, LLC,
        a Delaware limited liability company
        By: AHP of Nevada, Inc.,
       a Nevada corporation,
       its sole member
        By: /s/ Edward J. Henning
        Its: Senior Vice President
        EMERITUS REALTY V, LLC,
        a Delaware limited liability company
        By: Health Care Property Investors, Inc.,
       a Maryland corporation,
       its sole member
        By:  /s/ Edward J. Henning
        Its: Senior Vice President

11

        ESC-LA CASA GRANDE, LLC, a
        a Delaware limited liability company
        By: Health Care Property Investors, Inc.,
        a Maryland corporation,

        By: /s/ Edward J. Henning
      Its:Senior Vice President
          its sole member

“Lessee”

        EMERITUS CORPORATION,
        a Washington corporation

           By: /s/ William M. Shorten
       Its: Director of Real Estate Finance

        ESC III, L.P.,
        a Washington limited partnership
        d.b.a. Texas – ESC III, L.P.

        By: ESC G.P. II, Inc.,
        a Washington corporation,
        its general partner

        By: /s/ William M. Shorten
        Its: Director of Real Estate Finance

        EMERITUS PROPERTIES II, INC.,
         a Washington corporation

        By: /s/ William M. Shorten
      Its: Director of Real Estate Finance

        EMERITUS PROPERTIES III, INC.,
        a Washington corporation

        By: /s/ William M. Shorten
        Its: Director of Real Estate Finance

12

        EMERITUS PROPERTIES V, INC.,
        a Washington corporation

        By: /s/ William M. Shorten
        Its: Director of Real Estate Finance

        EMERITUS PROPERTIES XIV, LLC,
        a Washington limited liability company

        By:   EMERITUS CORPORATION,
        a Washington corporation

        By: /s/ William M. Shorten
  Its: Director of Real Estate Finance

        ESC-BOZEMAN, LLC,
        a Washington limited liability company
        By: EMERITUS CORPORATION,
              a Washington corporation

        By: /s/ William M. Shorten
        Its: Director of Real Estate Finance

        ESC-NEW PORT RICHEY, LLC,
        a Washington limited liability company

        By:  EMERITUS CORPORATION,
       a Washington corporation

        By: /s/ William M. Shorten
     Its: Director of Real Estate Finance

|
13

EXHIBIT A-27

Description of Land

Escondido, CA

[See attached]

14

EXHIBIT A-28

Description of Land

Stockton, CA

[See attached]

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15

EXHIBIT A-29

Description of Land

Altamonte Springs, FL

[See attached]

16

EXHIBIT A-30

Description of Land

Englewood, FL

[See attached]

||
17

EXHIBIT A-31

Description of Land

New Port Richey, FL

[See attached]

18

EXHIBIT A-32

Description of Land

Lewiston, ID

[See attached]

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19

EXHIBIT A-33

Description of Land

Cedar Rapids, IA

[See attached]

20

EXHIBIT A-34

Description of Land

Auburn, MA

[See attached]

21

EXHIBIT A-35

Description of Land

Bozeman, MT

[See attached]

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22

EXHIBIT A-36

Description of Land

Las Vegas, NV

[See attached]

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23

EXHIBIT A-37

Description of Land

Puyallup, WA

[See attached]

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24

EXHIBIT C

Description of Facilities and Certain Material Terms

GROUP 1 FACILITIES

Facility	Monthly Allocated Minimum Rent	Allocated Initial Investment	Lease Year Reference Date	Base Gross Revenues	CPI Rent As of Restatement Date	Applicable % for Percentage Rent	CPI Percentage Cap	CPI Percentage Floor	Expiration Date	Extended Term

Allentown, PA1,6,8,9, 17	$46,093.58	$4,994,406	November 1	$1,942,466	$49,598	10%	1.75%	0%	October 31, 2012	Three five (5) year terms

Dover, DE1,6,9, 17	$31,249.67	$4,525,000	November 1	$1,458,261	$34,114	10%	1.75%	0%	October 31, 2012	Three five (5) year terms

Latrobe, PA1,6,8,9, 17	$66,751.67	$9,055,653	November 1	$2,394,700	$71,259	10%	1.75%	0%	October 31, 2012	Three five (5) year terms

Easley, SC (Countryside)1,6,12, 19	$75,451.84	$10,088,151	February 1	$3,910,786	$71,778	10%	1.75%	0%	January 31, 2011	Three five (5) year terms

Easley, SC (Summit Place)1,6,12,19	$30,652.31	$3,499,328	February 1	$1,082,692	$29,238	10%	1.75%	0%	January 31, 2011	Three five (5) year terms

Hendersonville, NC (Heritage Lodge)1,6,12,19	$17,291.05	$1,933,562	February 1	$568,067	$16,754	10%	1.75%	0%	January 31, 2011	Three five (5) year terms

Hendersonville, NC (Pine Park)1,6,12, 19	$61,304.62	$8,219,742	February 1	$2,160,318	$59,520	10%	1.75%	0%	January 31, 2011	Three five (5) year terms

Spartanburg, SC1,6,12,19	$136,027.11	$18,296,692	February 1	$5,839,730	$129,403	10%	1.75%	0%	January 31, 2011	Three five (5) year terms

El Paso, TX (Palisades)1,6,11, 18	$66,693.00	$8,520,398	April 1	$2,385,076	$61,542	5%	1.5%	0%	March 31, 2012	Three five (5) year terms

San Antonio, TX(Amber Oaks)1,6,11, 18	$74,503.00	$9,606,452	April 1	$1,964,084	$69,496	5%	1.5%	0%	March 31, 2012	Three five (5) year terms

San Marcos, TX1,6,11, 18	$39,998.00	$3,758,493	April 1	$1,476,210	$37,482	5%	1.5%	0%	March 31, 2012	Three five (5) year terms

Everett, WA1,7,10	$39,169.00	$3,687,578	January 1	$1,375,676	$30,630	10%	1.75%	0%	December 31, 2015	Three five (5) year terms

Phoenix, AZ1,7,10	$40,868.27	$4,949,024	January 1	$1,482,390	$41,312	10%	1.75%	0%	December 31, 2012	Three five (5) year terms

Renton, WA1,7,10	$31,642.84	$3,105,270	January 1	$1,685,695	$27,336	10%	1.75%	0%	December 31, 2015	Three five (5) year terms

Voorhees, NJ1,7,10	$53,694.75	$6,737,704	February 1	$2,385,723	$52,294	10%	1.75%	0%	December 31, 2012	Three five (5) year terms

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25

GROUP 2 FACILITIES

Facility	Monthly Allocated Minimum Rent	Allocated Initial Investment	Lease Year Reference Date	Base Gross Revenues	CPI Rent As of Restatement Date	Applicable % for Percentage Rent	CPI Percentage Cap	CPI Percentage Floor	Expiration Date	Extended Term

Boise, ID2, 7, 16, 20	$26,250.00	$3,044,158	September 1	N/A	$61,35521	N/A	4%	2.5%	August 31, 2015	Six five (5) year terms

El Paso, TX (Cambria)2, 7, 15	$45,346.00	$4,350,072	September 1	N/A	$76,43221	N/A	4%	2.5%	October 31, 2011	Six five (5) year terms

Odessa, TX2,7, 15	$44,046.79	$4,250,072	October 1	N/A	$73,833	N/A	4%	2.5%	October 31, 2011	Six five (5) year terms

Walla Walla, WA2,7, 15	$49,416.21	$5,579,971	August 1	N/A	$114,384	N/A	4%	2.5%	October 31, 2011	Six five (5) year terms

GROUP 3 FACILITIES

Facility	Monthly Allocated Minimum Rent	Allocated Initial Investment	Lease Year Reference Date	Base Gross Revenues	CPI Rent As of Restatement Date	Applicable % for Percentage Rent	CPI Percentage Cap	CPI Percentage Floor	Expiration Date	Extended Term

Biloxi, MS3,13	$58,128.05	$6,333,703	October 1	N/A	$58,110	N/A	3.5%	0%	September 30, 2016	One ten (10) year term

Auburn, CA3,13	$81,119.43	$8,847,077	October 1	N/A	$81,072	N/A	3.5%	0%	September 30, 2016	One ten (10) year term

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26

GROUP 4 FACILITIES

Facility	Monthly Allocated Minimum Rent	Allocated Initial Investment	Lease Year Reference Date	Base Gross Revenues	CPI Rent As of Restatement Date	Applicable % for Percentage Rent	CPI Percentage Cap	CPI Percentage Floor	Expiration Date	Extended Term

San Antonio, TX (Hamilton House)[4,14]	$79,034.68	$7,811,869	January 1	N/A	$0.00	N/A	2.75%	0%	September 30, 2017	Two ten (10) year terms

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27

GROUP 5 FACILITIES

[Intentionally Omitted]

GROUP 6 FACILITIES

Facility	Monthly Allocated Minimum Rent	Allocated Initial Investment	Lease Year Reference Date	Base Gross Revenues	CPI Rent As of Restatement Date	Applicable % for Percentage Rent	CPI Percentage Cap	CPI Percentage Floor	Expiration Date	Extended Term

Lafayette, LA 7, 22, 23	$44,374.00	$5,825,858.16	March 1	N/A	$60,871.68/year24	N/A	5%	0%	March 31, 2013	Two ten (10) year terms

Alexandria, LA7, 22, 23	$43,499.00	$5,780.610.94	March 1	N/A	$59,671.40/year24	N/A	5%	0%	March 31, 2013	Two ten (10) year terms

Lake Charles, LA7, 22, 23	$46,332.00	$6,177,584.41	April 1	N/A	$58,944.60/year24	N/A	5%	0%	March 31, 2013	Two ten (10) year terms

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28

GROUP 7 FACILITIES

Facility	Monthly Allocated Minimum Rent	Allocated Initial Investment	Lease Year Reference Date	Base Gross Revenues	CPI Rent As of Restatement Date	Applicable % for Percentage Rent	CPI Percentage Cap	CPI Percentage Floor	Expiration Date	Extended Term

Escondido, CA25, 26, 27	$50,104.00	$6,500,000.00	August 1	N/A	N/A	N/A	3%	0%	July 31, 2019	Two ten (10) year terms

Stockton, CA25, 26, 27	$42,395.83	$5,500,000.00	August 1	N/A	N/A	N/A	3%	0%	July 31, 2019	Two ten (10) year terms

Altamonte Springs, FL25, 26	$26,979.17	$3,500,000.00	August 1	N/A	N/A	N/A	3%	0%	July 31, 2019	Two ten (10) year terms

Englewood, FL25, 26, 27	$77,854.17	$10,100,000.00	August 1	N/A	N/A	N/A	3%	0%	July 31, 2019	Two ten (10) year terms

New Port Richey, FL25, 26, 27	$111,770.83	$14,500,000.00	August 1	N/A	N/A	N/A	3%	0%	July 31, 2019	Two ten (10) year terms

Lewiston, ID25, 26, 27	$51,645.83	$6,700,000.00	August 1	N/A	N/A	N/A	3%	0%	July 31, 2019	Two ten (10) year terms

Cedar Rapids, IA25, 26, 27	$26,979.17	$3,500,000.00	August 1	N/A	N/A	N/A	3%	0%	July 31, 2019	Two ten (10) year terms

Auburn, MA25, 26, 27	$96,354.17	$12,500,000.00	August 1	N/A	N/A	N/A	3%	0%	July 31, 2019	Two ten (10) year terms

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29

Bozeman, MT25, 26, 27	$69,375.00	$9,000,000.00	August 1	N/A	N/A	N/A	3%	0%	July 31, 2019	Two ten (10) year terms

Las Vegas, NV25, 26	$19,270.83	$2,500,000.00	August 1	N/A	N/A	N/A	3%	0%	July 31, 2019	Two ten (10) year terms

Puyallup, WA25, 26, 27	$70,916.67	$9,200,000.00	August 1	N/A	N/A	N/A	3%	0%	July 31, 2019	Two ten (10) year terms

 1Group 1 Facility

  2Group 2 Facility

  3Group 3 Facility

  4Group 4 Facility

  5Group 5 Facility

  6Purchase Option Facility

  7First Refusal Facility

  8Land Lease Facility

  9Renewal Group A: Allentown, PA; Latrobe, PA; Dover, DE

10Renewal Group B: Renton, WA; Everett, WA; Phoenix, AZ; Voorhees, NJ

11Renewal Group C: El Paso, TX (Palisades); San Antonio, TX (Amber Oaks); San Marcos, TX

12Renewal Group D: Easley, SC (Countryside); Easley, SC (Summit Place); Fullerton, CA; Hendersonville, NC (Heritage Lodge); Hendersonville, NC (Pine Park); Spartanburg, SC

13Renewal Group E: Biloxi, MS; Auburn, CA

14Renewal Group F: San Antonio, TX (Hamilton House)

15Renewal Group G: El Paso, TX (Cambria); Odessa, TX; Walla Walla, WA

16Renewal Group H: Boise, ID

17Purchase Group A: Allentown, PA; Latrobe, PA; Dover, DE

18Purchase Group B: El Paso, TX (Palisades); San Antonio, TX; San Marcos, TX

19Purchase Group C: Easley, SC (Countryside); Easley, SC (Summit Place); Hendersonville, NC (Heritage Lodge); Hendersonville, NC (Pine Park); Spartanburg, SC

20For purposes of determining the increase (the “Boise Additional Rent Increase”) in Allocated Additional Rent for any Lease Year immediately following a Lease Year in which an increase in Allocated Minimum Rent with respect to the Facility located in Boise, Idaho pursuant to Section 3.1.1(b) occurs, the following shall apply:

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30

(i)   First, Lessor shall calculate the Boise Additional Rent Increase on the aggregate sum of Allocated Minimum Rent and Allocated Additional Rent payable for the immediately preceding Lease Year, but excluding for purposes of such calculation the amount of the Applicable Boise Minimum Rent Increase during the immediately preceding Lease Year;

(ii)   Second, Lessor shall calculate the Boise Additional Rent Increase with respect to only that portion of any Applicable Boise Minimum Rent Increases during the last Lease Year, prorating the amount of each such Boise Additional Rent Increase based upon the number of days for which such Applicable Boise Minimum Rent Increase was in effect during the immediately preceding Lease Year; and

(iii)   Lastly, Lessor shall add the results of clauses (i) and (ii) above, and the sum thereof shall be deemed the Boise Additional Rent Increase for the applicable Lease Year.

21These CPI Rent amounts are current as of August, 2002, and do not reflect increases in Allocated Additional Rent as set forth in Section 3.1.2(b) scheduled for September 1, 2002.

22Group 6 Facility

23Renewal Group I: Lafayette, LA; Alexandria, LA; and Lake Charles, LA

24These CPI Rent amounts are current as of December, 2003, and do not reflect increases in Allocated Additional Rent as set forth in Section 3.12(b) scheduled for the next scheduled adjustment dates, i.e., the following:

   (a)   Lafayette, LA: March 1, 2004;

   (b)   Alexandria, LA: March 1, 2004; and

   (c)   Lake Charles, LA: April 1, 2004.

25Group 7 Facility

26Renewal Group J: Escondido, CA; Stockton, CA; Altamonte Springs, FL; Englewood, FL; New Port Richey, FL; Lewiston, ID; Cedar Rapids, IA; Auburn, MA; Bozeman, MT; Las Vegas, NV; Puyallup, WA

27Earn-Out Property

31

EXHIBIT E

PROPERTY CONDITION REPORTS

FACILITY	PROPERTY CONDITION REPORTS

Allentown, PA	The Phase I Environmental Assessment prepared by Ecklund Consultants, Inc. dated June 30, 1995

Dover, DE	The Phase I Environmental Assessment prepared by Ecklund Consultants, Inc. dated June 30, 1995

Latrobe, PA	The Property Condition Report prepared by Ecklund Consultants, Inc. dated 6/13/95

Easley, SC (Countryside Village)	The Phase I Environmental Site Assessment dated 8/31/95 prepared by Environmental Enterprise Group, Inc.

Easley, SC (Summit Place)	The Phase I Environmental Site Assessment dated 8/31/95 prepared by Environmental Enterprise Group, Inc.

Hendersonville, NC (Heritage Lodge)	The Phase I Environmental Site Assessment dated 8/31/95 prepared by Environmental Enterprise Group, Inc.

Hendersonville, NC (Pine Park)	The Phase I Environmental Site Assessment dated 8/31/95 prepared by Environmental Enterprise Group, Inc.

Spartanburg, SC	The Phase I Environmental Site Assessment dated 8/31/95 prepared by Environmental Enterprise Group, Inc.

El Paso, TX (Palisades)	The Phase I Environmental Site Assessment dated 3/17/97 prepared by VATC Associates, Inc.

San Antonio, TX (Amber Oaks)	The Phase I Environmental Site Assessment dated 3/17/97 prepared by VATC Associates, Inc.

San Marcos, TX	The Phase I Environmental Site Assessment dated 3/17/97 prepared by VATC Associates, Inc.

Everett, WA	The Phase I Environmental Site Assessment (Seabrook) dated 8/11/95

Phoenix, AZ	The Phase I Environmental Site Assessment (Olive Grove) dated April 14/94

Renton, WA	The Phase I Environmental Site Assessment (Renton Villa) dated 8/11/95

Voorhees, NJ	The Phase I Environmental Site Assessment (Olive Grove) dated April 14/94

Biloxi, MS	The Phase One Environmental Site Assessment dated 8/6/2001 prepared by The Breland Group

Auburn, CA	The Phase One Environmental Site Assessment dated 3/16/2001 prepared by The Breland Group

Lafayette, LA	The Phase I Environmental Site Assessment dated August 5, 1996 prepared by C.H. Fenstermaker & Associates, Inc.

Alexandria, LA	The Phase I Environmental Site Assessment dated October 6, 1996 prepared by Willis Engineering, Inc.

Lake Charles, LA	The Phase I Environmental Site Assessment dated October 29, 1996 prepared by Triegel & Associates, Inc.

Escondido, CA	The Phase I Environmental Site Assessment dated June 25, 2004 prepared by Epic Consulting, Inc.

Stockton, CA	The Phase I Environmental Site Assessment dated June 25, 2004 prepared by Epic Consulting, Inc.

Altamonte Springs, FL	The Phase I Environmental Site Assessment dated June 23, 2004 prepared by Epic Consulting, Inc.

Englewood, FL	The Phase I Environmental Site Assessment dated June 23, 2004 prepared by Epic Consulting, Inc.

New Port Richey, FL	The Phase I Environmental Site Assessment dated June 28, 2004 prepared by Epic Consulting, Inc.

Lewiston, ID	The Phase I Environmental Site Assessment dated June 29, 2004 prepared by Epic Consulting, Inc.

Cedar Rapids, IA	The Phase I Environmental Site Assessment dated June 23, 2004 prepared by Epic Consulting, Inc.

Auburn, MA	The Phase I Environmental Site Assessment dated June 28, 2004 prepared by Epic Consulting, Inc.

Bozeman, MT	The Phase I Environmental Site Assessment dated June 21, 2004 prepared by Epic Consulting, Inc.

Las Vegas, NV	The Phase I Environmental Site Assessment dated June 29, 2004 prepared by Epic Consulting, Inc.

Puyallup, WA	The Phase I Environmental Site Assessment dated June 28, 2004 prepared by Epic Consulting, Inc.

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EXHIBIT H

RENT FOR THE EXTENDED TERM

FACILITY	EXTENDED TERM RENT

Allentown, PA
Dover, DE
Latrobe, PA
Easley, SC (Countryside)
Easley, SC (Summit Place)
Hendersonville, NC (Heritage Lodge)
Hendersonville, NC (Pine Park)
Spartanburg, SC
Everett, WA
Phoenix, AZ
Renton, WA
Voorhees, NJ
El Paso, TX (Palisades)
San Antonio, TX (Amber Oaks)
San Marcos, TX

Greater of (a) the then current Fair Market Rental for the Facility and (b) one hundred three percent (103%) of the annual Allocated Minimum Rent and Allocated Additional Rent payable for the last Lease Year of the immediately preceding Fixed Term or Extended Term, as applicable.

Auburn, CA Biloxi, MS	One-twelfth (1/12) of the product of Allocated Minimum Rent and CPI Rent for previous Lease Year times one hundred three and one-half percent (103.5%)

Boise, ID El Paso, TX (Cambria) Odessa, TX Walla Walla, WA
Greater of (a) the then current Fair Market Rental for the Facility and (b) one hundred two and one-half percent (102.5%) of the annual Allocated Minimum Rent and Allocated Additional Rent payable for the last Lease Year of the immediately preceding Fixed Term or Extended Term, as applicable.

San Antonio, TX (Hamilton House)
Greater of (i) Fair Market Rental for the Facility and (ii) one hundred two percent (102%) of the annual Allocated Minimum Rent payable for the last Lease Year of the immediately preceding Fixed Term or Extended Term, as applicable.

Lafayette, LA Alexandria, LA Lake Charles, LA
Greater of (i) Fair Market Rental for the Facility and (ii) the sum of the annual Allocated Minimum Rent and Allocated Additional Rent paid or payable for the last year of the immediately preceding Fixed Term or Extended Term, as applicable.

Escondido, CA Stockton, CA Altamonte Springs, FL Englewood, FL New Port Richey, FL Lewiston, ID Cedar Rapids, IA Auburn, MA Bozeman, MT Las Vegas, NV Puyallup, WA	See Section 2(d) of the Fourth Amendment to Amended and Restated Master Lease dated July __, 2004 by and between Lessor and Lessee.

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EXHIBIT I

CAPITAL REPAIR REQUIREMENTS AND

ORIGINAL LEASE COMMENCEMENT DATE

FACILITY	CAPITAL REPAIR REQUIREMENT	ORIGINAL LEASE COMMENCEMENT DATE

Allentown, PA	$150.00	October 23, 1995

Boise, ID	$0.00	August 31, 1995

Dover, DE	$150.00	October 23, 1995

Latrobe, PA	$150.00	October 23, 1995

Easley, SC (Countryside)	$150.00	February 1, 1996

Easley, SC (Summit Place)	$150.00	February 1, 1996

Hendersonville, NC (Heritage Lodge)	$150.00	January 26, 1996

Hendersonville, NC (Pine Park)	$150.00	January 26, 1996

Spartanburg, SC	$150.00	February 1, 1996

El Paso, TX (Palisades)	$150.00	April 1, 1997

San Antonio, TX (Amber Oaks)	$150.00	April 1, 1997

San Marcos, TX	$150.00	April 1, 1997

El Paso, TX (Cambria)	$0.00	August 22, 1996

Odessa, TX	$0.00	September 17, 1996

Walla Wall, WA	$0.00	July 24, 1996

Everett, WA	$150.00	December 29, 1995

Phoenix, AZ	$150.00	December 29, 1995

Renton, WA	$150.00	December 29, 1995

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34

Voorhees, NJ	$150.00	January 19, 1996

Biloxi, MS	$0.00	September 5, 2001

Auburn, CA	$0.00	September 5, 2001

San Antonio, TX (Hamilton House)	$0.00	October 14, 1997

Lafayette, LA	$0.00	March 4, 1998

Alexandria, LA	$0.00	February 16, 1998

Lake Charles, LA	$0.00	March 20, 1998

Escondido, CA*	$0.00	N/A

Stockton, CA*	$0.00	N/A

Altamonte Springs, FL*	$0.00	N/A

Englewood, FL*	$0.00	N/A

New Port Richey, FL*	$0.00	N/A

Lewiston, ID*	$0.00	N/A

Cedar Rapids, IA*	$0.00	N/A

Auburn, MA*	$0.00	N/A

Bozeman, MT*	$0.00	N/A

Las Vegas, NV*	$0.00	N/A

Puyallup, WA*	$0.00	N/A

*The terms of Section 9.1.5 of the Original Master Lease relating to the repair and maintenance of certain Facilities shall not apply with respect to the Group 7 Facilities; provided, however, that the foregoing shall in no way limit Lessee’s obligations with respect to the payment and performance of the Qualified Capital Expenditures for the Group 7 Facilities pursuant to the terms of Section 2(f)(iii) of the Fourth Amendment to Amended and Restated Master Lease dated July __, 2004 by and between Lessor and Lessee.

35